Exhibit 10.30

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NON-EXCLUSIVE LICENSE AGREEMENT

THIS NON-EXCLUSIVE LICENSE AGREEMENT (this “Agreement”), effective as of February 6, 2012 (the “Effective Date”), is entered into by and among BioWa, Inc., a Delaware corporation, with a principal place of business at 212 Carnegie Center, Suite 101, Princeton, New Jersey 08540, USA (“BioWa”); Lonza Sales AG, a Swiss corporation, with a principal place of business at Munchensteinerstrasse 38, Basel, CH-4002 Switzerland (“Lonza” and, together with BioWa, the “Licensor”); and Five Prime Therapeutics, Inc., a Delaware corporation, with a place of business at Two Corporate Drive, South San Francisco, California 94080, USA (“Licensee”). Lonza, BioWa, Licensor or Licensee may hereafter be referred to individually as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, Lonza and BioWa have combined Lonza’s GS System and BioWa’s Potelligent® Technology and their related intellectual property to jointly create Potelligent® CHOK1SV for use in combination with the Vectors (all as herein defined); and

WHEREAS, Licensee wishes to acquire certain nonexclusive rights to the Licensed Technology (as herein defined) to research and develop monoclonal antibodies capable of specifically binding to the Commercial Target; and

WHEREAS, Licensor is willing to grant such license to the Licensed Technology and Licensee desires to take such license, subject to the terms and conditions in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1—DEFINITIONS

Words or phrases having their initial letter capitalized shall, except as clearly provided otherwise in this Agreement or in the context in which they are used, have the respective meanings set forth below. A cross-reference below to a defined term in this Agreement is for the convenience of the reader of this document, and this Article 1 may not contain an exhaustive list of all words or phrases defined elsewhere in this Agreement.

1.1 “Activities” means the research, development, manufacturing and commercialization activities conducted using the Licensed Technology performed by Licensee and any permitted Sublicensee under this Agreement.

1.2 “ADCC” means antibody-dependent cell-mediated cytotoxicity.

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1.3 “Affiliate” means any corporation, company, partnership, joint venture, firm or other business entity which controls, is controlled by, or is under common control with a Party. For purposes of this definition, “control” shall be presumed to exist if one of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entities.

1.4 “Antibody” means any monoclonal antibody, antibody fragment or peptide derived therefrom, made through use of the Licensed Technology. For purposes of this Agreement, “derived” shall mean obtained, developed, created, synthesized, designed, resulting from or otherwise generated (whether directly or indirectly, or in whole or in part). For purpose of clarity, Antibody shall include any monoclonal antibody, any CDR (complementarity determining region), variable or constant region, any single chain antibody, any partially or fully humanized antibody, any peptides identified through antibody phage display, and any peptide derived from one or more antibodies based on the sequence and structure information of the antibodies, e.g. binding site information of the antibodies, provided that such Antibody was made through use of the Licensed Technology.

1.5 “Approval” means, with respect to a Product in a particular jurisdiction, the technical, medical and scientific licenses, registrations, authorizations and approvals (including approval of a BLA, and pricing and Third Party reimbursement approvals, and labeling approvals with respect thereto) of any national, supra-national, regional, state or local regulatory agency or other governmental authority, necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Product.

1.6 “Bankruptcy Code” means Title 11 of the United States Code.

1.7 “Biologics License Application” or “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 CFR §600 et seq., for FDA approval of a Product and “sBLA” means a supplemental BLA, and any equivalent or a New Drug Application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, and any corresponding non-U.S. marketing authorization application, registration or certification, necessary to market a Product in any country outside the U.S., but not including applications for pricing and reimbursement approvals.

1.8 “BioWa Commercial License Fee” has the meaning set forth in Section 6.2.

1.9 “BioWa Royalties” has the meaning set forth in Section 6.5.1.

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1.10 “Blank Rome LLP” means the law firm of Blank Rome LLP, a limited liability partnership having a principal place of business at One Logan Square, 130 North 18th Street, Philadelphia, Pennsylvania 19103, USA.

1.11 “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York, United States are required or authorized by law to be closed.

1.12 “Calendar Quarter” means each three-month period commencing on January 1, April 1, July 1 or October 1 of each year during the Term.

1.13 “Calendar Year” means a period of twelve (12) consecutive months ending on December 31.

1.14 “CFR” means the Code of Federal Regulations of the United States.

1.15 “CHOK1SV Cell Line” means Lonza’s suspension variant host Chinese Hamster Ovary (CHO) cell line.

1.16 “Commencement” means, with respect to a Phase I, Phase II or Phase III Clinical Trial, the date upon which the first human subject in such clinical trial is administered the first dose.

1.17 “Commercial License” has the meaning set forth in Section 2.1.

1.18 “Commercial Target” means the Target for which Licensee is granted a Commercial License hereunder.

1.19 “Competing Contract Manufacturer” means any Third Party that, together with such Third Party’s Affiliates, received revenue from Third Party’s that are not Affiliates of such Third Party in its prior fiscal year from the manufacture of monoclonal antibodies or therapeutic proteins or any product of a similar nature to which this Agreement relates, which revenue comprised more than fifty percent (50%) of the total amount of consolidated revenue recorded by such Third Party and such Third Party’s Affiliates.

1.20 “Confidential Information” means all confidential or other proprietary information of a Party, whether written, oral or otherwise, including confidential or proprietary Know-How or other information, whether or not patentable, regarding a Party’s technology, products, business information or objectives, in each case that is clearly designated or marked as confidential, or which under the circumstances surrounding disclosure or given the nature of the information would reasonably be believed to be confidential. Confidential Information shall not be deemed to include information that the receiving Party can demonstrate by written documentation: (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, in the public domain or generally publicly available; (ii) is rightfully known by the receiving Party or its

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Affiliates without restriction on disclosure at the time of receiving such information, as evidenced by credible evidence; (iii) is furnished to the receiving Party or its Affiliates by a Third Party under no obligation of confidentiality, as a matter of right and without restriction on disclosure; or (iv) is independently discovered or developed by the receiving Party or its Affiliates without reference to or use of the disclosing Party’s Confidential Information.

1.21 “Control” or “Controlled” means, with respect to any Know-How, Patent or Confidential Information, that a Party has the legal authority or right (whether by ownership, license or otherwise) to grant a license or a sublicense to use or disclose such Know-How, Patent or Confidential Information without violating or breaching the terms of any agreement, covenant, arrangement or undertaking with or obligation to a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

1.22 “FDA” means the U.S. Food and Drug Administration and any successors thereto and its non-U.S. counterparts throughout the world.

1.23 “Field” means the diagnosis, prevention, palliation, treatment or cure of human diseases or conditions.

1.24 “First Commercial Sale” means, with respect to any Product in any country, the first bona fide commercial sale by Licensee or its Sublicensee to a Third Party (other than a Sublicensee) of such Product following an Approval in such country.

1.25 “GS System” means Lonza’s glutamine synthetase gene expression system consisting of the CHOK1SV Cell Line, the Transfection Supplements System, the Vectors, and the related Know-How and Patents, whether used individually or in combination with each other.

1.26 “IND” means an Investigational New Drug application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, or any corresponding non-U.S. application, registration or certification necessary to transport or distribute investigational new drugs for clinical testing in any country outside the U.S.

1.27 “IP” means intellectual property.

1.28 “Know-How” means any proprietary technical or other information whether patentable or not and whether in written or verbal form, including technology, experience, formulae, concepts, discoveries, trade secrets, inventions, modifications, improvements, data (including all chemical, preclinical, pharmacological, clinical, pharmacokinetic, toxicological, analytical and quality control data), results, designs, ideas, analyses, methods, techniques, assays, research plans, procedures, tests, processes (including manufacturing processes, specifications and techniques), laboratory records, reports, summaries, and information contained in submissions to, and information from, regulatory authorities, but excluding any of the foregoing to the extent described or claimed in any Patents.

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1.29 “Licensed Technology” means Potelligent® CHOK1SV in combination with the Transfection Supplements System, the Vectors and related Licensor Know-How and Licensor Patents, including Licensor Know-How related to (i) ***; (ii) protein expression, production or purification methods relating to the ***; (iii) therapeutic compositions, formulations or uses of, and other modifications to ***; and (iv) ***.

1.30 “Licensee Improvement” means any invention, discovery, development or other intellectual property (including all Patent, Know-How and other intellectual property rights therein) *** made by or under authority of Licensee during the Term in conducting the Activities contemplated by this Agreement.

1.31 “Licensor IP” means the Licensor Know-How and the Licensor Patents.

1.32 “Licensor Know-How” means Know-How owned or Controlled by Licensor that relates to the Licensed Technology and that is necessary or reasonably useful to Licensee’s use of the Licensed Technology pursuant to this Agreement and is provided to Licensee hereunder.

1.33 “Licensor Patents” means the Patents Controlled by Licensor that are set out in Exhibit 1, as well as all continuations, continuations-in-part, divisionals, provisionals or any substitute applications with respect to the Patents set out in Exhibit 1, any patent issued with respect to any such patent applications set out in Exhibit 1, and all foreign counterparts of any of the foregoing, to the extent that such Patents relate to and are necessary or reasonably useful to Licensee’s use of the Licensed Technology pursuant to this Agreement, including for researching, developing, commercializing, making, having made, using, importing, having imported, exporting, having exported, having sold, offering for sale, selling or otherwise disposing of a Product pursuant to this Agreement. *** Exhibit 1 shall be amended and updated by Licensor from time to time as continuations, continuations-in-part and divisional applications arise or as applications are amended or abandoned.

1.34 “Lonza Royalties” has the meaning set forth in Section 6.5.2.

1.35 “Major Market” means ***.

1.36 “Milestone Payments” means the payments set forth in Section 6.4.

1.37 “Net Sales” means, with respect to a Product, the price invoiced by Licensee or any Sublicensee for sales of such Product to independent, unrelated Third Parties in bona fide arms’ length transactions in the Territory (“Gross Sales”), less the following (to the extent applicable):

(i) normal and customary trade, cash and quantity, prompt settlement or similar discounts (including chargebacks and allowances) actually allowed with respect to the sale of such Product;

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(ii) credits, deductions and allowances given or made for price adjustments, outdating, billing errors, recalls or rejection or return of a previously sold Product;

(iii) taxes, duties or other governmental charges imposed or levied on the sale of such Product or measured by the billing amount for such Product (excluding income and franchise taxes), to the extent not reimbursed by a Third Party;

(iv) charges for packing, shipping, postage, handling, transportation, importation, freight, customs duties and insurance related to the distribution of such Product;

(v) bad debts if and when actually written off or allowed; and

(vi) rebates, reimbursements, fees or similar payments to (i) wholesalers and other distributors, pharmacies and other retailers, buying groups (including group purchasing organizations), health care insurance carriers, pharmacy benefit management companies, health maintenance organizations, governmental authorities, or other institutions or health care organizations; or (ii) to patients and other Third Parties arising in connection with any program applicable to a Product under which Licensee or its Sublicensees provides to low income, uninsured or other patients the opportunity to obtain Products at no cost or reduced cost.

Sales between Licensee and any of its Sublicensees shall be excluded from the computation of Net Sales if such sales are not intended for end use, but Net Sales shall include the subsequent final sales to Third Parties by any such Sublicensees. If a sale, transfer or other disposition with respect to the Product involves consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition shall be the fair market value, which shall mean the selling party’s average sales price for the calendar quarter in the country where such sale, transfer or other disposition took place (“Average Sales Price”), provided that if there were only de minimis cash sales in such country, at the fair market value as determined in good faith based on the Average Sales Price in comparable markets.

In the event a Product is sold in any country in the form of a Combination Product (as defined herein below), Gross Sales of the Product shall be determined by multiplying the actual Gross Sales of such Combination Product by the fraction A/(A + B), where A is the invoice price of the Product containing an Antibody or a set of Antibodies alone, if sold separately, and B is the invoice price of (a) any other therapeutically active ingredient or drug, (b) any healthcare-related device, test or kit approved for insurance reimbursement in at least one Major Market, or (c) biological product (each a “Non-Product Component”) in the Combination Product, if sold separately, in each case in the same country in the equivalent dosage or unit as in the Combination Product. If, on a country-by-country basis, the Non-Product Components in a Combination Product are not sold separately in such country, Gross Sales of the Product shall be calculated by multiplying the actual Gross Sales of such Combination Product by the fraction A/C where A is the invoice price of the Product containing an Antibody or a set of Antibodies alone if sold separately,

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and C is the invoice price of the Combination Product, in each case in the same country and in the equivalent dosage or unit as in the Combination Product. If, on a country-by-country basis, Product component of a Combination Product is not sold separately in such country, but the Non-Product Component(s) are sold separately, Gross Sales shall be calculated by multiplying actual Gross Sales of such Combination Product by the fraction (C-B)/C where B is the invoice price of the Non-Product Components, and C is the invoice price of the Combination Product, in each case in the same country and in the equivalent dosage or unit as in the Combination Product. If, on a country-by-country basis, neither the Product containing an Antibody or a set of Antibodies alone nor the other Non-Product Component(s) of the Combination Product are sold separately in such country, Gross Sales, for such Combination Product shall be determined by the Parties in good faith reasonably reflect the fair market value of the contribution of such Product in the Combination Product to the total fair market value of such Combination Product.

For purposes of this definition, the term “Combination Product” means: (i) a product that contains both a Product and one or more other therapeutically active ingredients that are not Antibodies, which are not attached or linked to such Antibodies alone; (ii) a product consisting of one or more separate products packaged together with a Product in a single package or as a unit; or (iii) a drug, device, test, kit or biological product packaged separately that is sold as a unit with a Product.

Notwithstanding the foregoing, Net Sales shall not include amounts (whether actually existing or deemed to exist for purposes of calculation) for Products distributed for ***.

Net Sales will be calculated in accordance with GAAP consistently applied.

1.38 “Patents” means all patents and patent applications and all patent applications filed therefrom, including any continuation, continuation-in-part, divisional, provisional or any substitute applications, and any patent issued with respect to any such patent applications, any reissue, reexamination, renewal, revalidation, adjustment or extension (including any patent term extension or supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent or patent application, and all foreign counterparts of any of the foregoing.

1.39 “Phase I Clinical Trial” means a human clinical trial in any country that is intended to collect data on safety of a Product for a particular indication or indications in patients with the disease or indication under study that would satisfy the requirements of 21 CFR §312.21(a) or its non-U.S. equivalent.

1.40 “Phase II Clinical Trial” means a human clinical trial in any country that is intended to collect data on dosage and evaluate the safety and the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study that would satisfy the requirements of 21 CFR §312.21(b) or its non-U.S. equivalent.

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1.41 “Phase III Clinical Trial” means a human clinical trial in any country that is intended to be a pivotal trial the result of which would be used to establish safety and efficacy of a Product as a basis for a BLA that would satisfy the requirements of 21 CFR §312.21(c) or its non-U.S. equivalent.

1.42 “Potelligent® CHOK1SV” means the FUT8 (-/-) knock-out CHOK1SV Cell Line jointly created by Lonza’s Affiliate, Lonza Biologics plc, and BioWa’s Affiliate, Kyowa Hakko Kirin Co., Ltd., by combining the CHOK1SV Cell Line and the Potelligent® Technology.

1.43 “Potelligent® Technology” means BioWa’s proprietary technology directly relating to the use of the cells which produce Antibodies with enhanced ADCC activity by reducing the amount of fucose linked to the carbohydrate chain (“Potelligent® Cells”), including (i) Potelligent® Cells; (ii) ***; (iii) protein expression, production or purification methods; (iv) therapeutic compositions, formulations or uses of, and other modifications to, ***; and (v) ***.

1.44 “Product” means any composition or formulation owned or Controlled by Licensee containing or comprising, either alone or in combination with other active or inactive ingredients, an Antibody to the Commercial Target obtained through use of the Licensed Technology.

1.45 “Progress Report” has the meaning set forth in Article 5.

1.46 ***.

1.47 “Strategic Partner” means a Third Party with whom Licensee has entered into a contractual relationship (i) to identify a therapeutic target or (ii) to collaborate in the performance of research, development or commercialization of a Product. In no event may any entity that is primarily a Competing Contract Manufacturer be deemed a Strategic Partner for the purposes of this Agreement.

1.48 “Sublicensee” means any Third Party (including, where appropriate, a Strategic Partner) or an Affiliate of Licensee, to whom Licensee has granted any of its rights under Section 2.1.

1.49 ***.

1.50 “Target” means a polypeptide, a carbohydrate chain, or any other molecule to which an Antibody binds or which an Antibody modulates.

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1.51 “Term” has the meaning set forth in Section 7.1.

1.52 “Territory” means all countries and territories in the world.

1.53 “Third Party” means any entity other than Licensee, Licensor and their respective Affiliates.

1.54 “Transfected Cells” means Potelligent® CHOK1SV cells transfected by Licensee with recombinant DNA encoding a monoclonal antibody.

1.55 “Transfection Supplements” means the supplement solution set out in Exhibit 3.

1.56 “Transfection Supplements Know-How” means any Know-How owned or Controlled by Licensor specifically relating to the Transfection Supplements, as set out in Exhibit 3.

1.57 “Transfection Supplements System” means the Transfection Supplements and Transfection Supplements Know-How, used either in combination or individually.

1.58 “U.S.”, “USA” and “United States” means the United States of America, including all commonwealths, territories, and possessions of the United States of America.

1.59 “Valid Claim” means an issued and unexpired claim of a Licensor Patent that has not been canceled, revoked, withdrawn, or rejected and has not lapsed or become abandoned or been declared invalid, unpatentable or unenforceable or been revoked by a patent office, a court or other governmental agency of competent jurisdiction from which no appeal can be or has been taken and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination, opposition or disclaimer or otherwise, or lost in an interference proceeding.

1.60 “Vectors” means Lonza’s vectors identified in Section 3.1(a).

ARTICLE 2—LICENSE GRANT AND COVENANTS

2.1 License Grant to Licensee. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, fee-bearing license in and to the Licensor IP, with the limited right to sublicense in accordance with Section 2.2, to research, develop, commercialize, make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale and otherwise dispose of any and all Products in the Field in the Territory with respect to the Commercial Target (“Commercial License”).

2.2 Sublicense. Subject to the provisions of Section 2.7, Licensee may sublicense its rights under Section 2.1 to Third Parties or Licensee’s Affiliates and any such sublicenses shall be granted pursuant to the terms and conditions set forth in Sections 2.2.1 to 2.2.4.

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2.2.1 Sublicense rights shall not include the ***, except that:

(a) Licensee may *** and *** to *** with prior written notice to Licensor of such transfer, solely for the purpose of conducting the Activities as provided in this Agreement; and

(b) Licensee may *** and *** to *** solely for the purpose of ***, subject to the terms of this Agreement. Licensee shall not *** any other ***, as listed in Section ***, except for any *** necessary for the *** of ***.

2.2.2 Prior to entering into a sublicense agreement with a proposed Sublicensee, Licensee shall ***. Licensee shall include in *** a certification that such sublicense will be granted expressly subject to the terms of this Agreement and that Licensee will comply with the requirements of Section 2.1 and this Section 2.2 in relation to the grant of such sublicense. Licensor’s receipt of such notification, however, shall not constitute a waiver of any right of Licensor or obligation of Licensee under this Agreement.

2.2.3 In each sublicense agreement, Licensee shall require the Sublicensee (a) not to use Potelligent® CHOK1SV, Transfected Cells or Licensor Know-How for any purpose other than described in this Section 2.2 (b) not to offer for sale, sell, transfer or otherwise distribute Potelligent® CHOK1SV, Transfected Cells or Licensor Know-How to any other Third Party except as directed by Licensee in accordance with the terms of this Agreement; (c) to be bound by confidentiality and non-use obligations no less strict than provided in this Agreement; and (d) ***.

2.3 Performance by Sublicensees. Licensee’s execution of a sublicense agreement shall not relieve Licensee of any of its obligations under this Agreement. Licensee shall remain jointly and severally liable to Licensor for any performance or non-performance of a Sublicensee that would be a breach of this Agreement if performed or omitted by Licensee and Licensee shall be deemed to be in breach of this Agreement as a result of such Sublicensee performance or nonperformance, except for those circumstances in which such Sublicensee(s)’ performance or non-performance is capable of cure by Licensee, and Licensee promptly so cures.

2.4 Licensor’s Rights. Except for the rights granted to Licensee under this Agreement, all right, title and interest in and to the Licensed Technology shall at all times remain with and be vested in Licensor. Neither Licensee (including its Affiliates) nor its Sublicensees shall use the Licensed Technology for any purpose other than as expressly granted to Licensee under this Agreement.

2.5 Third Party Rights and Licenses. Except for Licensor IP, Licensee shall be responsible for obtaining all rights from Third Parties or Licensor’s Affiliates that are necessary to research, develop and commercialize the Products in the Field.

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2.6 Permitted Uses of the Licensed Technology; Prohibition on Modifications or Adaptations. Licensee’s use of the Licensed Technology is limited to inserting gene(s) coding for Licensee’s proprietary antibodies into the Vectors and then into Potelligent® CHOK1SV for the purpose of generating Antibodies and exercising the licenses set forth herein. Licensee hereby undertakes not to make any modifications or adaptations to the *** except as explicitly provided under this Section 2.6. Licensee is specifically prohibited from performing any analysis, test, experiment or reverse-engineering of such ***; provided, however, that Licensee shall have the right to conduct testing and analysis as reasonably necessary (i) to comply with standard cGMP manufacturing procedures and (ii) to develop cGMP manufacturing processes for Products, in each case for the purposes of supporting regulatory filings or otherwise comply with regulatory requirements.

2.7 BioWa First Negotiation Right.

2.7.1 *** Outlicense. If Licensee determines to seek to outlicense to a Third Party the development, manufacturing and commercialization rights to a *** in ***, which outlicense does not include rights to the development, manufacturing and commercialization of a *** in *** (a “*** Outlicense”), then Licensee shall provide BioWa notice of such determination, provided that Licensee shall have no obligation to provide BioWa such notice if Licensee shall have exercised its right to terminate the BioWa First Negotiation Right pursuant to Section 2.7.3. BioWa shall respond to Licensee in writing, within *** (***) days of receipt of such notice, whether it desires to exercise its right of first negotiation with respect to such *** Outlicense (the “BioWa First Negotiation Right”). If BioWa timely exercises the BioWa First Negotiation Right, then Licensee and BioWa shall negotiate in good faith the terms and conditions of a *** Outlicense. If requested by Licensee, BioWa shall first, including prior to receiving any due diligence information or term sheet or draft agreement regarding the *** Outlicense, timely enter into a written non-disclosure agreement containing customary terms and conditions (an “NDA”), which shall be on a form of NDA acceptable to Licensee, to protect confidential information Licensee may disclose to BioWa, including any due diligence information or term sheet or draft agreement regarding the *** Outlicense. If BioWa does not timely exercise the BioWa First Negotiation Right, then Licensee shall have the right to enter into a *** Outlicense with any Third Party.

2.7.2 BioWa First Refusal Right. If BioWa timely exercises the BioWa First Negotiation Right and BioWa and Licensee are unable to conclude negotiations and execute an agreement regarding a *** Outlicense within *** (***) months after the date on which BioWa timely exercises the BioWa First Negotiation Right (the “ROFN Lapse Date”), then Licensee shall have the right to enter into a *** Outlicense with any Third Party. Notwithstanding the foregoing, if, after the ROFN Lapse Date, and provided that Licensee shall has not exercised its right to terminate the BioWa First Refusal Right pursuant to Section 2.7.3, Licensee negotiates with a Third Party a bona fide *** Outlicense on aggregate economic terms more favorable than those offered to BioWa or by BioWa under the BioWa First Negotiation Right option (which

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determination shall be made by Licensee in good faith and in its sole discretion, taking into account any upfront payments and the risk-adjusted time value of any milestone, royalty or other payments that Licensee forecasts it would receive under such *** Outlicense), then BioWa shall have a right of first refusal, which is the right to match the terms and conditions on which Licensee proposes to accept an offer from such Third Party (“BioWa First Refusal Right”). Licensee shall offer such terms and conditions to BioWa before entering into the respective *** Outlicense with such Third Party. BioWa shall respond to Licensee in writing, within *** (***) days of receipt of Licensee’s information, whether it desires to accept the terms and conditions proposed by Licensee. If BioWa rejects such terms and conditions, or fails to respond within the period of *** (***) days, then BioWa’s First Refusal Right to the *** Outlicense for the respective *** shall lapse, and Licensee shall have the full right to enter into a *** Outlicense with any Third Party. Licensee shall give notice to any Third Party with which it negotiates a *** Outlicense that BioWa possesses the First Refusal Right described above.

2.7.3 Buyout of First Negotiation and First Refusal Rights. Licensee shall have the right to terminate the BioWa First Negotiation Right and the BioWa First Refusal Right with respect to a *** by delivering a written notice of such termination to BioWa and paying to BioWa, within *** (***) business days of such written notice, an amount equal to (i) *** U.S. Dollars (US $***), if such notice is delivered before Licensee *** for such *** in ***, or (ii) *** U.S. Dollars (US $***), if such notice is delivered after Licensee *** for such *** in ***. If Licensee terminates the BioWa First Negotiation Right and the BioWa First Refusal Right with respect to a *** pursuant to this Section 2.7.3, Licensee shall thereafter (i) have no obligation to provide BioWa notice of Licensee’s determination to seek to enter into a *** Outlicense with respect to such ***; and (ii) have no obligation to offer to BioWa the terms and conditions of any *** Outlicense with respect to such *** that Licensee may have negotiated with any Third Party.

2.7.4 *** Plus Outlicense. If Licensee determines to seek to outlicense to a Third Party the development, manufacturing and commercialization rights to a *** in any territory that includes *** and (i) at least *** or (ii) *** (a “*** Plus Outlicense”), Licensee would provide BioWa notice of such determination. BioWa shall have no first negotiation right, right of first refusal or any similar right with respect to such *** Plus Outlicense. Notwithstanding the foregoing, if BioWa desires in good faith to evaluate entering into a *** Plus Outlicense with Licensee, then Licensee shall provide BioWa with access to due diligence materials and make itself reasonably available for good faith discussions with BioWa to the same extent and on the same terms such access and availability are extended to other Third Parties interested in such *** Plus Outlicense. Notwithstanding the foregoing, Licensee shall, including through its Affiliates, have the full right to research, develop, manufacture or commercialize any *** in ***.

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ARTICLE 3—MATERIAL TRANSFER AND OBLIGATIONS

3.1 Provision of Materials. Following the signature of this Agreement by all Parties, Lonza shall supply to Licensee (ex-works Lonza’s Affiliate’s premises, Slough, Berkshire, Incoterms 2000) the following:

(a) Vectors

Approximately *** of vector ***.

Approximately *** of vector ***.

(b) Potelligent® CHOK1SV

*** vials of viable Potelligent® CHOK1SV.

(c) Licensor Know-How

***, and (iii) Vector nucleotide sequences.

In relation to the Transfection Supplements System, Lonza shall (i) provide Licensee with details of at least one third party supplier from whom Licensee will be able to purchase Transfection Supplements, and (ii) supply Licensee with the Transfection Supplements Know-How. For the avoidance of doubt, Licensee hereby confirms that Licensor may disclose to any such Third Party supplier the fact that Licensee and Licensor are parties to this Agreement and Licensor hereby confirms that Licensee may disclose to any such Third Party supplier the fact that Licensee and Licensor are parties to this Agreement.

3.2 Provision of Technical Support. During the Term, if requested by Licensee, Licensor shall provide technical assistance to Licensee in relation to the use of the Licensed Technology at a rate of *** U.S. Dollars (US $***) per employee-day and any travel and subsistence costs. This rate is valid for *** (***) months from the Effective Date and is subject to review and adjustment thereafter. Any technical assistance Lonza shall provide on less than a full person day (defined as *** hours per day) shall be billed on a pro rata basis.

3.3 Sole Uses of Licensed Technology. Licensee shall not use the *** for any purpose other than that permitted under this Agreement. Upon transfection, Licensee shall (i) own all right, title and interest (subject to Licensee’s obligations hereunder and to rights retained by Licensor in the Licensor IP) in and to any Transfected Cells, including any research cell bank, master cell bank, working cell bank or other cell bank created using such Transfected Cells; and (ii) have the right to use the Transfected Cells solely to research, develop, commercialize, make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale, and otherwise dispose of Products pursuant to the terms and subject to the conditions of this Agreement. Except as specifically provided in this Agreement, Licensee shall not offer for sale, sell, transfer or otherwise distribute *** to any Third Party.

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ARTICLE 4—TARGET DESIGNATION

4.1 Target Designation. *** Blank Rome LLP (the “Third Party Reviewer”), ***. The Third Party Reviewer maintains a list of Targets (“Target List”) which are Targets that have been (i) designated by BioWa, its Affiliates or any Third Party licensees of BioWa (“Third Party Licensees”) on a non-exclusive basis, (ii) designated by BioWa or its Affiliates exclusively for its or their own drug discovery programs, or (iii) to which BioWa has granted licenses or reserved exclusively for Third Parties, and so are not available for any other commercial license. The Targets described in subsections (ii) and (iii) are designated “Excluded Targets”). The Third Party Reviewer has reviewed Licensee’s designated Commercial Target and advised the BioWa Representative that the Commercial Target is not an Excluded Target. On that basis, the Commercial Target is available to Licensee as a Commercial Target for purposes of this Agreement and has been added to the Target List as a Commercial Target of Licensee. BioWa shall not cause the Third Party Reviewer to reveal the identity of the Commercial Target (even if it is deemed to be an Excluded Target) to BioWa or to any Third Party at any time, except for the BioWa Representative.

4.2 Notification of Commencement of Phase I Clinical Trials. Within *** (***) days of Commencement of the first Phase I Clinical Trial for each Product, Licensee shall provide Licensor written notice of such Commencement and such notice shall (i) specifically identify the Commercial Target for such Product and (ii) specifically identify the Product being developed.

ARTICLE 5—PROGRESS REPORTS

During the Term, and subject to Licensee’s right not to disclose Licensee’s Confidential Information, including the identity of the Commercial Target, Licensee shall deliver to Licensor annual, confidential, written progress reports, following the format set forth in Exhibit 2, of Activities conducted by Licensee and its Sublicensees in the preceding Calendar Year, including Licensee’s progress towards the achievement of milestone events set forth in Section 6.4 (the “Progress Report”). The first Progress Report shall be due on ***, and subsequent Progress Reports on *** thereafter.

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ARTICLE 6—FINANCIAL TERMS

6.1 Lonza Technology Access Fee. In partial consideration of the rights and licenses granted herein, Licensee shall pay to Lonza a one-time non-refundable, non-creditable technology access fee of *** U.S. Dollars (US $***) (“Technology Access Fee”). Licensee shall pay the Technology Access Fee within *** (***) days following execution of this Agreement.

6.2 BioWa Commercial License Fee. In partial consideration of the rights and licenses granted herein, Licensee shall pay to BioWa an annual nonrefundable, non-creditable commercial license fee of *** U.S. Dollars (US $***) (“BioWa Commercial License Fee”) until the anniversary of the Effective Date immediately preceding BioWa’s receipt of the first royalty payment for a Product produced against the Commercial Target. Licensee shall pay the initial BioWa Commercial License Fee within *** (***) days following execution of this Agreement. The second and subsequent BioWa Commercial License Fees will be due *** (***) days after each applicable anniversary of the Effective Date. Without prejudice to the payment obligation set forth in this Section 6.2, BioWa shall send to Licensee an invoice for each Commercial Licensee Fee on or within *** (***) days before the relevant anniversary of the Effective Date.

6.3 Lonza Annual License Fee. In partial consideration of the rights and licenses granted herein, Licensee shall pay to Lonza an annual, nonrefundable, non-creditable commercial license fee, ***, of (i) *** U.S. Dollars (US $***) for ***, or (ii) *** U.S. Dollars (US $***) for *** (“Lonza Annual License Fee”). Licensee shall pay no Lonza Annual License Fee for ***. Licensee shall pay to Lonza the initial payment of the Lonza Annual License Fee following the *** for such Product, continuing on an annual basis until the end of the Term. Payment for the second and subsequent Lonza Annual License Fees will be due *** (***) days after each applicable anniversary of the *** for such Product. Without prejudice to the payment obligation set forth in this Section 6.3, Lonza shall send to Licensee an invoice for each Lonza Annual License Fee on or within *** (***) days before the relevant anniversary of the *** for such Product.

6.4 Milestone Payments.

6.4.1 BioWa Milestone Payments. In partial consideration of the licenses granted herein, Licensee shall make the following non-refundable and non-creditable milestone payments to BioWa upon achievement of the first occurrence of the following milestone events by Licensee or a Sublicensee:

(a) *** U.S. Dollars (US $***) upon Commencement of the first Phase I Clinical Trial;

(b) *** U.S. Dollars (US $***) upon Commencement of the first Phase II Clinical Trial;

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(c) *** U.S. Dollars (US $***) upon Commencement of the first Phase III Clinical Trial;

(d) *** U.S. Dollars (US $***) upon submission of the first BLA;

(e) *** U.S. Dollars (US $***) upon first commercial sale of a Product in the first Major Market;

(f) *** U.S. Dollars (US $***) upon first commercial sale of a Product in the second Major Market;

(g) *** U.S. Dollars (US $***) upon the first achievement of global annual Net Sales of *** U.S. Dollars (US $***) in a Calendar Year;

(h) *** U.S. Dollars (US $***) upon the first achievement of global annual Net Sales of *** U.S. Dollars (US $***) in a Calendar Year; and

(i) *** U.S. Dollars (US $***) upon the first achievement of global annual Net Sales of *** U.S. Dollars (US $***) in a Calendar Year.

6.4.2 Lonza Milestone Payments. In partial consideration of the licenses granted herein, Licensee shall make the following non-refundable and non-creditable milestone payments to Lonza upon achievement of the first occurrence of the following milestone events by Licensee or a Sublicensee:

(a) (i) for Product ***, *** U.S. Dollars (US $***) upon Commencement of the first Phase I Clinical Trial or (ii) for Product ***, *** U.S. Dollars (US $***) upon Commencement of the first Phase I Clinical Trial; and

(b) (i) for Product ***, *** U.S. Dollars (US $***) upon Commencement of the first Phase II Clinical Trial or (ii) for Product ***, *** U.S. Dollars (US $***) upon Commencement of Phase II Clinical Trial.

6.5 Royalty Payments.

6.5.1 BioWa Royalty Payments. During the Term and subject to Sections 6.5.3 and 6.5.4, Licensee shall pay to BioWa royalties (the “BioWa Royalties”) on a Calendar Quarter basis and on a Product-by-Product and country-by-country basis with respect to Net Sales for such Product during such Calendar Quarter at the following rates:

(a) *** percent (***%) of the portion of Net Sales for such Product during such Calendar Quarter to the extent that total Net Sales in the Territory for such Product in such Calendar Year are less than *** U.S. Dollars (US $***); and

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(b) *** percent (***%) of the portion of Net Sales for such Product during such Calendar Quarter to the extent that total Net Sales in the Territory for such Product in such Calendar Year are equal to or exceed *** U.S. Dollars (US $***).

6.5.2 Lonza Royalty Payments. During the Term and subject to Sections 6.5.3 and 6.5.4, Licensee shall pay to Lonza royalties (the “Lonza Royalties”) on a Calendar Quarter basis and on a Product-by-Product basis with respect to Net Sales for such Product during such Calendar Quarter at the following rates:

(a) In respect of Product ***, a royalty of *** percent (***%) of the Net Sales for such Product during such Calendar Quarter.

(b) In respect of Product ***, a royalty of *** percent (***%) of the Net Sales for such Product during such Calendar Quarter.

(c) In respect of Product ***, a royalty of *** percent (***%) of the Net Sales for such Product during such Calendar Quarter.

6.5.3 Duration of Payments. On a Product-by-Product basis and country-by-country basis, Licensee’s royalty payment obligations under this Section 6.5 shall commence upon the First Commercial Sale of such Product in such country and expire upon the later of: (i) the date on which there is no longer a Valid Claim within the Licensor Patents in such country that covers such Product; or (ii) the tenth (10th) anniversary of the First Commercial Sale of such Product in a Major Market (“Royalty Term”). After the expiration of the Royalty Term for a particular Product in a country within the Territory, the licenses granted to Licensee by Licensor under Section 2.1 shall become fully paid-up and perpetual licenses for such Product in the Field in such country.

6.5.4 Royalty Reduction for Net Sales in Countries Without a Valid Claim. In the event that during the Royalty Term there are Net Sales of a Product in a country in which there is no Valid Claim covering such Product, royalties otherwise due with respect to such Net Sales under Sections 6.5.1 and 6.5.2 shall be reduced by *** percent (***%) for the duration of the Royalty Term.

6.6 Notification Obligations and Payment Dates for Milestone Payments and Royalties. Licensee shall inform Licensor in writing within *** (***) days of achieving each milestone by Licensee or its Sublicensee under this Agreement. Licensee shall make the relevant Milestone Payment within *** (***) Business Days of confirmation of achieving such milestone. All Royalty payments under Section 6.5 shall be due and payable quarterly and within *** (***) calendar days of the close of the Calendar Quarter during which the corresponding Net Sales are recognized. Together with any such payment, Licensee shall deliver a report specifying in the aggregate and on a country-by-country basis: (i) total gross invoiced amount from sales of the Products by Licensee and its Sublicensees; (ii) amounts deducted, to calculate Net Sales; (iii) Net

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Sales; and (iv) Royalties payable. For purposes of computing Royalty payments for Net Sales payable to Licensor made outside of the U.S., such royalties shall be converted into U.S. Dollars by applying the rate of exchange quoted in the New York edition of The Wall Street Journal on the last Business Day of the applicable Calendar Quarter.

6.7 Late Payment. Any payments or portions thereof due to Licensor hereunder which are not paid when due shall bear interest equal to (i) the prime rate as reported by in the New York edition of The Wall Street Journal on the date such payment is due, plus an additional *** percent (***%) per annum or (ii) if lower, the maximum rate permitted by law, calculated on the number of days such payment is delinquent. This Section 6.7 shall in no way limit any other remedies available to Licensor for late payments. Failure to make any payments pursuant to the terms of this Agreement hereunder shall constitute a breach of this Agreement.

6.8 Mode of Payment.

6.8.1 Mode of Payment to BioWa. All payments to BioWa hereunder shall be made in U.S. Dollars in the stated amount by wire transfer to such bank account as BioWa may from time to time designate by notice in writing to Licensee. Until otherwise designated by notice, the fees payable to BioWa under this Article 6 shall be paid to ***, account number ***, ABA number ***. Payments shall be free and clear of any taxes, fees or charges, to the extent applicable.

6.8.2 Mode of Payment to Lonza. All payments to Lonza hereunder shall be made in U.S. Dollars in the stated amount by wire transfer to such bank account as Lonza may from time to time designate by notice in writing to Licensee. Until otherwise designated by notice, the fees payable to Lonza under this Article 6 shall be paid to: account no. ***.

6.9 Records Retention and Audit.

6.9.1 With respect to each Product, Licensee shall keep, and shall cause its Sublicensees, and their respective agents, to keep for at least *** (***) years, complete, true and accurate books of accounts and records of all quantities of Products manufactured and sold (or otherwise distributed) in sufficient detail to confirm the accuracy of the Net Sales and royalty calculations hereunder.

6.9.2 Upon reasonable prior written notice from Licensor, during the Term and for *** (***) years thereafter, no more than once per twelve (12)-month period, Licensee shall permit an independent certified public accountant (the “Accountant”), appointed and paid by Licensor, and reasonably acceptable to Licensee, at reasonable times during normal business hours and under a written confidentiality agreement between the Accountant and Licensee executed prior to the inspection, to examine these records solely to the extent reasonably necessary verify the accuracy of the Net Sales and royalty calculations hereunder for any Calendar Year ending not more than *** (***) months prior to the date of such request. Upon completion of any

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investigation by the Accountant hereunder, the Accountant shall provide both Licensee and Licensor a written report disclosing whether the royalty reports submitted by Licensee are correct or incorrect, whether the royalties paid are correct or incorrect, and in each case, the specific details concerning any discrepancies.

6.9.3 Any such investigation pursuant to this Section 6.9 shall be at the expense of Licensor, unless the Accountant’s investigation reveals a discrepancy in Licensor’s favor of more than *** percent (***%), in which event Licensee shall reimburse Licensor for the Accountant’s fees in performing such investigation. If the Accountant’s investigation shows underpayment of royalties, Licensee shall promptly (but in no event later than *** (***) days after Licensee’s receipt of the Accountant’s report so concluding) remit to Licensor the amount of such underpayment, and all such payments shall be subject to the accrual of interest pursuant to Section 6.7. If the Accountant’s investigation shows overpayment of royalties, Licensor shall credit such overpayment to any subsequent amounts owed to Licensor by Licensee or, if Licensee has no future payment obligations under this Agreement, then Licensor shall refund such overpayment and promptly pay such overpaid amount to Licensee. Licensee shall ensure that all Sublicensees comply with Licensee’s obligations under this Section 6.9.

6.10 Tax Withholding. The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Licensee to BioWa or Lonza under this Agreement. To the extent Licensee is required by applicable law to deduct and withhold taxes on any payment to BioWa or Lonza under this Agreement, Licensee shall pay the amounts of such taxes to the proper governmental authority in a timely manner, and the sum payable to BioWa or Lonza shall be decreased by the same amount. BioWa and Lonza agree to provide to Licensee any tax forms that may be reasonably necessary in order for Licensee to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. BioWa and Lonza shall use reasonable efforts to provide any such tax forms to Licensee in advance of any applicable due date. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of BioWa or Lonza, as the case may be.

6.11 Blocked Payments. In the event that, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for Licensee or its Sublicensees to transfer, or have transferred on its or their behalf, royalties or other payments to Licensor, such royalties or other payments shall be deposited in local currency in the relevant country to the credit of Licensor in a recognized banking institution designated by Licensor or, if none is designated by Licensor within a period of *** (***) days, in a recognized banking institution selected by Licensee or its Sublicensees, as the case may be, and identified in a written notice to Licensor.

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ARTICLE 7—TERM AND TERMINATION

7.1 Term and Expiration. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article 7, shall remain in full force and effect until there are no remaining Royalty payment obligations with respect to any Product in any country (the “Term”).

7.2 Termination at Will by Licensee. Licensee shall have the right to terminate this Agreement in its entirety for any reason upon *** (***) days prior written notice to Licensor. Upon termination in accordance with this Section 7.2, the licenses granted by Licensor pursuant to Article 2 shall terminate. Licensee shall remain obligated for all payments due at the time of such notice and for any continuing obligations otherwise surviving and owed under this Agreement pursuant to Section 7.9.

7.3 Termination for Breach. Without prejudice to any other remedies that may be available under this Agreement, in the event that Licensee, on the one hand, or Licensor, on the other hand, believes that the other has materially breached this Agreement, then such Party may deliver notice of such breach to the allegedly breaching Party. The allegedly breaching Party shall have *** (***) days from such notice to dispute such breach or commence a cure of the breach, and shall have *** (***) days from such notice to complete such cure (or such longer period as may be agreed by the Parties if the breaching Party is exercising diligent efforts to cure such breach and *** (***) days is insufficient to cure such breach), except when the breach is a non-payment of payments owed, in which case such breach must be disputed or cured within *** (***) days from the date of such breach notice. If the Party receiving notice of an alleged breach fails to cure, or fails to dispute, the alleged breach within the periods set forth above, then, subject to the rest of this Section 7.3, the Party originally delivering the notice of breach may terminate this Agreement in its entirety, effective on written notice of termination to the other Party. If the allegedly breaching Party in good faith disputes such alleged material breach or disputes the failure to cure or remedy such material breach and provides written notice of that dispute to the other Party within the period set forth above, the matter will be addressed under the dispute resolution provisions in Article 12; and the notifying Party may not terminate this Agreement until the date that it has been determined under Article 12 that the allegedly breaching Party is in material breach of this Agreement. Upon such date and for a period of *** (***) days thereafter, this Agreement may be terminated by the non-breaching Party by written notice to the breaching Party.

7.4 Termination for Challenging Licensor Patents. If at any time during the Term, Licensee knowingly opposes or knowingly assists any Third Party, whether directly or indirectly, in opposing, the grant of letters patent or any patent application within any of the Licensor Patent Rights, or disputes or knowingly assists any Third Party, whether directly or indirectly, in disputing the validity of any Patent within any of the Licensor Patents or any of the claims thereof, Licensor shall be entitled, at any time thereafter, to terminate the licenses granted hereunder forthwith upon *** (***) days prior written notice to Licensee. The provisions of this Section 7.4 shall not apply to those situations in which Licensee, under compulsory process of law, is required to assist a Third Party.

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7.5 Termination for Insolvency. Either Licensor or Licensee may terminate this Agreement by written notice with immediate effect if the other is judicially declared to be insolvent, makes an assignment for the benefit of creditors, is the subject of proceedings in a voluntary or involuntary bankruptcy proceeding instituted on behalf of or against such Party (except for involuntary bankruptcies that are dismissed within *** (***) days), or has a receiver or trustee appointed for substantially all of its property.

7.6 Accrued Rights and Obligations. Termination or expiration of this Agreement, in whole or in part, for any reason shall not (a) release any Licensor or Licensee from any liability which, at the time of such termination or expiration, has already accrued or which is attributable to a period prior to such termination or expiration or (b) preclude any Licensor or Licensee from pursuing any rights and remedies it may have hereunder, or at law or in equity, with respect to any breach of, or default under, this Agreement. Licensor or Licensee understand and agree that monetary damages may not be a sufficient remedy for a breach of this Agreement and that Licensor or Licensee may be entitled to injunctive relief as a partial remedy for any such breach.

7.7 Inventory on Hand. Upon termination (but not expiration) of this Agreement by Licensee for any reason, Licensee and its Sublicensees may complete any production batches of Product in process at the date of such termination and sell or otherwise distribute the inventory of any Product then on hand until the ***. All such sale or distribution shall be subject to the relevant terms of this Agreement (including the payment of royalties thereon).

7.8 Destruction of Biological Materials. Upon termination (but not expiration) of this Agreement by Licensee pursuant to Section 7.2 or by Licensor pursuant to Section 7.3, 7.4 or 7.5, Licensee and its Sublicensees shall (i) promptly destroy all Transfected Cells, as well as all Antibodies, and (ii) ***, promptly destroy all Potelligent® CHOK1SV, Vectors or Transfection Supplements and an officer of Licensee shall provide Licensor with a written certification to such effect; provided, however, that in the event Licensor terminates this Agreement pursuant to Section 7.3 for Licensee’s breach of its obligations under Sections 2.6 or 3.3, Licensee shall have no continuing right or license to use Potelligent® CHOK1SV, Vectors or Transfection Supplements pursuant to this Agreement or a ***. Notwithstanding the foregoing, the Parties may continue to exercise the rights granted in Section 7.7.

7.9 Licenses. The license(s) granted to Licensee in this Agreement shall terminate upon any termination of this Agreement and, in such event, Licensee shall cease, and cause its Sublicensees to cease, exercising any such licenses with respect to the use of Licensor IP Rights or the Licensed Technology for any purposes, including but not limited to, the research, development,

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manufacturing and commercialization of any Product. Notwithstanding the foregoing, the Parties may continue to exercise the rights granted in Section 7.7. For clarity, provided that Licensor shall not have terminated this Agreement pursuant to Section 7.3 for Licensee’s breach of its obligations under Sections 2.6 or 3.3, any termination of this Agreement or the licenses granted hereunder will have no effect on ***.

7.10 Survival. The following provisions of this Agreement shall survive expiration or termination of this Agreement: Article 1; Section 2.1 (to the extent any license has become fully paid-up and perpetual pursuant to Section 6.5.3); Section 2.3 (regarding performance by Sublicensees); Section 2.4 (regarding Licensor’s retained rights); Section 2.6 (regarding limits on Licensee’s use of the Licensed Technology); Section 3.3 (regarding sole uses of Licensed Technology); Article 6 (regarding payment obligations incurred prior to termination or expiration, record retention and audit rights); Section 6.5.3; Sections 7.6 through 7.9; Section 8.1 (regarding the ownership of IP rights); Section 8.2 (regarding Patent prosecution); Article 9 (regarding confidentiality); Sections 10.4, 10.5 and 10.6 (regarding warranty disclaimers); Article 11 (regarding indemnifications and limitation of liability); Article 12 (regarding dispute resolution); and Article 13 (regarding miscellaneous provisions).

ARTICLE 8—INTELLECTUAL PROPERTY

8.1 Ownership of Intellectual Property.

8.1.1 General. *** shall be owned by Licensor, and Licensee hereby assigns to Licensor its entire right, title and interest in and to any ***. Licensee shall disclose or cause to be disclosed to Licensor all *** made by or under authority of Licensee or its Sublicensees pursuant to the Activities contemplated by this Agreement during the Term. Licensee (including its Sublicensees) shall maintain records in sufficient detail and in good scientific manner to properly reflect all work done and results achieved in connection with *** hereunder. Licensee (including its Sublicensees) shall promptly execute all documents and take all such other reasonable actions as may be reasonably requested to enable Licensor to prosecute and maintain Patents on the ***.

8.1.2 ***. ***, shall be owned solely and exclusively by Licensee. For clarity, the *** and any invention, discovery, development or other intellectual property (including all Patent, Know-How and other intellectual property rights therein) that relate to the *** that are made by or under authority of Licensee are not Licensed Technology, and not subject to either Section 8.1.1 or 8.1.3.

8.1.3 ***.

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8.2 Patent Prosecution. As between Licensor and Licensee, Licensor shall have the sole right, at its expense, to control the Prosecution and Maintenance of the Licensor Patents ***, using counsel of its choice, and Licensee shall have the sole right, at its expense, to control the Prosecution and Maintenance of any Patents on Licensee Improvements owned by Licensee as provided under Section 8.1.2, using counsel of its choice. As used in this Article 8, “Prosecution and Maintenance” (and “Prosecute and Maintain”) shall mean the preparing, filing, prosecuting and maintenance of such Patents, as well as re-examinations, reissues, post-grant reviews, requests for patent term extensions and the like with respect to such Patents, together with the conduct of interferences, the defense of oppositions, appeals or petitions to any Board of Appeals in a patent office, appeals to any court of any patent office decisions and other similar proceedings with respect to such Patents.

8.3 Infringement by Third Party. Subject to the provisions of this Section 8.3, in the event that Licensee has knowledge that any Licensor Patent is being infringed by a Third Party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify Licensor. Licensor shall have the sole right (but not the obligation) to enforce the Licensor Patents covering the Licensed Technology (an “Enforcement Action”). Licensee shall reasonably cooperate with Licensor in all such actions or proceedings at Licensor’s cost and expense. Licensee agrees to be joined as a plaintiff, if necessary and required by applicable law, and shall provide all reasonable cooperation (including any necessary use of its name) required to prosecute such litigation at Licensor’s cost and expense. Licensor shall have the sole benefit of any damages collected from any such Enforcement Action.

8.4 Third Party Infringement Claims. Licensee shall promptly notify Licensor in writing of any written claims that Licensee’s use of the Licensor Patents or Licensor Know-How infringes or improperly or unlawfully uses the proprietary rights of any Third Party. Licensor shall have the sole right and the obligation to use commercially reasonable efforts to take such steps and proceedings and to do all other acts and things as may in Licensor’s sole discretion be necessary to defend such claims and Licensee shall permit Licensor to have the sole conduct of any such steps and proceedings, including the right to settle them. Licensee hereby agrees to use commercially reasonable efforts to cooperate fully with Licensor at Licensor’s cost and expense. Licensor shall be entitled to retain any and all damages received from such proceedings.

8.5 Product Markings and Trademarks. Each Product marketed and sold by Licensee or its Sublicensees under this Agreement shall be marked with all patent and other intellectual property notices relating to the Licensor Patents as may be required by applicable law. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, revocable license, with the limited right to sublicense to its Sublicensees, to use and display the “Potelligent® CHOK1SV™” trademark solely for marking the Products, if required, under this Section 8.5.

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ARTICLE 9—CONFIDENTIALITY; PUBLICATION AND REGULATORY FILINGS

9.1 Confidential Information. The Parties recognize that each Party’s Confidential Information constitutes highly valuable and proprietary assets of the disclosing Party. Each Party agrees that, notwithstanding the termination or expiration of this Agreement, the receiving Party shall maintain all Confidential Information of a disclosing Party in confidence and shall not publish, disseminate or otherwise disclose a disclosing Party’s Confidential Information to any Third Party, nor use any Confidential Information of a disclosing Party, without the written consent of the disclosing Party, except for the purpose of this Agreement as provided in this Article 9. Notwithstanding the foregoing, the receiving Party may disclose and disseminate Confidential Information of the disclosing Party only to those officers, employees, directors, auditors, legal counsel or contractors of the receiving Party and such receiving Party’s Affiliates and Sublicensees who have a bona fide need to know such Confidential Information for the purposes of this Agreement, and only after such officers, employees, directors, auditors, legal counsel or contractors have been advised of the confidential nature of such information and are bound, whether by fiduciary obligation or in writing, as appropriate, by an obligation of confidentiality and non-use under terms substantially similar to, and as protective of the disclosing Party as, the confidentiality and non-use obligations in this Agreement.

9.2 Permitted Use and Disclosures. Each receiving Party may (i) use Confidential Information of a disclosing Party to exercise its rights or perform its obligations hereunder, or (ii) use or disclose Confidential Information of a disclosing Party to the extent such use or disclosure is reasonably necessary in (a) complying with applicable governmental regulations or otherwise submitting information to governmental authorities, (b) conducting clinical trials or applying for regulatory approvals, and (c) negotiating or making a permitted sublicense, provided that if a receiving Party is required to make any such disclosure of a disclosing Party’s Confidential Information pursuant to clause (ii)(a), it shall make commercially reasonable efforts to: (w) give prompt written notice to the disclosing Party of the proposed disclosure to the relevant governmental authority, and allow the disclosing Party to object to all or any portion of the disclosure before it is disclosed; (x) if advance notice is not possible, provide written notice of disclosure immediately thereafter; (y) to the extent possible, minimize the extent of such disclosure; and (z) secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise), it being understood that any information so disclosed shall otherwise remain subject to the limitations on use and disclosure hereunder. The Party proposing to disclose any Confidential Information under this provision shall take into reasonable consideration any comments and objections raised by the disclosing Party.

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9.3 Press Releases. The text of any press release or other communication to be published by or presented in the media concerning the subject matter of this Agreement shall require the prior written approval of all Parties, except as may be required by law or regulation. ***.

9.4 Disclosures Required by Law. If a public disclosure is required by law, rule or regulation, including in a filing with the Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure, but not later than *** (***) Business Days prior to the filing, for a non-disclosing Party’s prior review and comment and to allow a non-disclosing Party a reasonable time to object to any such disclosure or to request confidential treatment thereof.

9.5 Review of Proposed Publications, Presentations or Patent Applications. No Party shall publish any manuscript, abstract, specification, text or any other material (“Materials”) that includes information about this Agreement or another Party’s Confidential Information without providing a copy of the Materials to such other Party for such Party’s review and obtaining such other Party’s prior written consent to the publication of such Party’s Confidential Information pursuant to this Section 9.5. For clarity, this Section 9.5 shall not limit Licensee from publishing its research or clinical results relating to any Product (including the results of any clinical trial), provided that Licensee may not disclose another Party’s Confidential Information. Without the prior written consent of Licensor, Licensee shall not publish any Materials that disclose Confidential Information of Licensor. Without the prior written consent of Licensee, Licensor shall not publish any Materials relating to any Product or any Materials that disclose Confidential Information of Licensee.

A receiving Party shall review any such Materials provided to it by the publishing Party to determine if Confidential Information of such receiving Party is or may be disclosed. A reviewing Party shall notify the publishing Party in writing within *** (***) calendar days after receipt of the proposed publication if the receiving Party determines that Confidential Information of the reviewing Party is or may be disclosed and, if so, identify such Confidential Information that is or may be disclosed. If it is determined that Confidential Information of a reviewing Party is being disclosed, the publishing Party shall comply with any request to remove such Confidential Information from the proposed publication to avoid such disclosure.

If the reviewing Party has a reasonable, bona fide belief that the reviewing Party may file a patent application with respect to the subject matter to be disclosed in the Materials, the reviewing Party shall notify the publishing Party of such belief and identify such subject matter in writing within *** (***) calendar days after receipt of the proposed publication and the publishing Party shall either (i) delay its submission for publication or presentation of such Materials for a period not to exceed *** (***) calendar days from the reviewing Party’s receipt of the proposed publication to allow the reviewing Party time to file one or more patent applications with respect to such subject matter or (ii) the publishing Party shall remove such subject matter from the Materials prior to submission for publication or presentation. In the event that the delay needed to file any necessary patent application exceeds the ***-day period, the Parties shall discuss the need for obtaining an extension of the publication delay beyond the ***-day period.

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To the extent that any of the terms of or the application of this Section 9.5 conflict with any of the terms set forth in Section 9.2 or 9.4, the terms of Section 9.2 or 9.4, respectively, shall govern.

9.6 Confidential Terms. Except as expressly permitted in this Agreement, no Party shall disclose any terms of this Agreement to any Third Party without the prior written consent of the other Parties; except that such consent shall not be required for disclosure to actual or prospective investors or acquirers or to a Party’s accountants, attorneys and other professional advisors (provided that such disclosures shall be subject to continued confidentiality obligations at least as strict as are set forth herein). Notwithstanding the foregoing, Licensor agrees that Licensee may publicly disclose that it has entered into this Agreement and that Licensor has licensed the rights hereunder to Licensee, but Licensee shall not disclose the specific terms and conditions of this Agreement to any Third Party without the prior written consent of Licensor.

9.7 Return or Destruction of Confidential Information. Upon termination of this Agreement, Licensor and Licensee shall each, at the disclosing Party’s sole discretion, either promptly return to the other all Confidential Information of the other (including any copies or extracts thereof) or destroy all such Confidential Information and all tangible items comprising, bearing or containing any such Confidential Information and provide a written certification of such destruction; provided, however, that each Party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with this Article 9. Notwithstanding the foregoing and for clarity, after the expiration of the Royalty Term for any Product in a country within the Territory, Licensee shall have no obligation to under this Section 9.7 to return or destroy any Licensor Know-How or Licensed Technology that is necessary or reasonably useful to Licensee’s use of its fully paid-up, irrevocable and perpetual licenses for such Product in the Field in such country. ***.

9.8 Licensee Regulatory Filings. Licensor shall provide to Licensee a regulatory package containing relevant details on Potelligent® CHOK1SV, including source, details of the cell history, relevant adventitious agent testing, and generation of cell substrate, to support Product regulatory filings. Licensor shall support Licensee, as may be reasonably necessary, in Licensee’s making regulatory filings with respect to any Product and seeking regulatory approvals for any such Product, including providing necessary documents, or other materials required by applicable law to make such regulatory filings or obtain such regulatory approvals, all such support to be at Licensee’s expense.

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ARTICLE 10—REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 Mutual Representations, Warranties and Covenants. Licensor and Licensee each warrants, represents and covenants to the other that:

10.1.1 Organization. Such Party is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

10.1.2 Authority. This Agreement has been duly authorized, executed and delivered by such Party and constitutes valid and binding obligations of such Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, and other laws of general application limiting the enforcement of creditors’ rights;

10.1.3 Consents and Approvals. Such Party has obtained all necessary consents, approvals and authorizations of all governmental authorities and Third Parties required to be obtained by such Party in connection with the execution of this Agreement;

10.1.4 No Conflicts. The execution, delivery and performance of this Agreement does not conflict with, or constitute a breach or default under any of the charter or organizational documents of such Party, any law, order, judgment or governmental rule or regulation applicable to such Party, or any material agreement, contract, commitment or instrument to which such Party is a party; and

10.1.5 Assignment of IP Rights. Each employee, consultant, agent or Sublicensee of such Party performing work under this Agreement has, and during the Term will make a legally binding and outstanding present assignment of the rights of such employee, consultant, agent or Sublicensee to any *** or Licensee Improvement to such Party.

10.2 Licensor’s Representations, Warranties and Covenants. Licensor represents, warrants and covenants to Licensee that (i) it has the right to grant the rights and licenses granted herein ***; (ii) ***; (iii) ***; (iv) in the performance of this Agreement, or the exercise of any rights obtained hereunder, Licensor will comply with all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect, and (v) ***.

10.3 Licensee’s Representations, Warranties and Covenants. Licensee represents, warrants and covenants to Licensor that in the performance of this Agreement, or the exercise of any rights obtained hereunder, Licensee will comply with and will cause its Affiliates and Sublicensees to comply with, all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect. Licensee shall store, handle, transport, use and dispose of Potelligent® CHOK1SV and Transfected Cells in accordance with all applicable country, state and local laws and regulations.

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10.4 DISCLAIMER OF WARRANTIES. EXCEPT AS SET FORTH IN THIS AGREEMENT, LICENSOR AND LICENSEE MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED (IN THE CASE OF LICENSOR, INCLUDING WITH RESPECT TO THE TECHNOLOGY), INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE IP RIGHTS OF THIRD PARTIES. IN PARTICULAR, LICENSOR OFFERS NO REPRESENTATION OR WARRANTIES THAT THE USE OF ALL OR ANY PART OF THE TECHNOLOGY WILL RESULT IN THE SUCCESSFUL COMMERCIALIZATION OF ANY PRODUCT FOR ANY PURPOSE.

10.5 MATERIALS DISCLAIMER. THE TRANSFECTION SUPPLEMENTS, VECTORS AND POTELLIGENT® CHOK1SV TRANSFERRED PURSUANT TO THIS AGREEMENT, WHEN COMBINED WITH AN ANTIBODY, ARE IN THE DEVELOPMENTAL STAGE AND MAY HAVE HAZARDOUS PROPERTIES. THE VECTORS, TRANSFECTION SUPPLEMENTS AND POTELLIGENT® CHOK1SV ARE NOT FULLY TESTED AND, EXCEPT AS SET FORTH IN THIS AGREEMENT, PROVIDED “AS IS”, WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSEE SHALL BEAR ALL RISK RELATING TO THE VECTORS, POTELLIGENT® CHOK1SV, AND TRANSFECTION SUPPLEMENTS TRANSFERRED TO LICENSEE, AND LICENSOR SHALL NOT BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY DAMAGES INCLUDING DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY IN CONNECTION THEREWITH.

10.6 IP DISCLAIMER. EXCEPT AS OTHERWISE EXPLICITLY PROVIDED IN THIS AGREEMENT, NOTHING IN THIS AGREEMENT IS OR SHALL BE CONSTRUED AS: (i) A WARRANTY OR REPRESENTATION BY LICENSOR AS TO THE VALIDITY, ENFORCEABILITY OR SCOPE OF ANY CLAIM WITHIN LICENSOR IP; (ii) A WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR SHALL BE FREE FROM INFRINGEMENT OF ANY PATENT RIGHTS OR OTHER IP RIGHTS OF A THIRD PARTY; (iii) AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF ANY OF THE LICENSOR IP RIGHTS; OR (iv) GRANTING BY IMPLICATION, ESTOPPEL, OR OTHERWISE ANY LICENSES OR RIGHTS UNDER IP RIGHTS OF LICENSEE OR LICENSOR OR THIRD PARTIES, REGARDLESS OF WHETHER SUCH IP OR OTHER RIGHTS ARE DOMINANT OR SUBORDINATE TO ANY LICENSOR IP RIGHTS.

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ARTICLE 11—INDEMNIFICATION

11.1 Indemnification by Licensee. Licensee shall defend, indemnify and hold harmless Licensor, its Affiliates, and their respective directors, officers, employees and agents from all claims, losses, damages and expenses, including reasonable legal expenses (“Losses”), each to the extent payable to a Third Party, resulting from suits, claims, actions, demands or other proceedings, in each case brought by a Third Party (“Claims”) to the extent arising out of or relating to (i) the gross negligence, unlawful act or willful misconduct of Licensee (including its Affiliates and Sublicensees) in connection with its or their performance of this Agreement; or (ii) the making, having made, distribution, sale, offer for sale or use of any Antibody or Product or the use of Licensor IP or the Licensed Technology by Licensee or its Sublicensees, except to the extent that such Losses are the result of Licensor’s gross negligence, willful misconduct or unlawful act.

11.2 ***.

11.3 Procedure. If either Party intends to claim indemnification under this Article 11, including on behalf of any of its Affiliates or its or their respective directors, officers, employees and agents, such Party (the “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) in writing of any Claims of a Third Party for which the Indemnitee intends to claim such indemnification. Indemnitor shall have sole control of the defense and settlement of any such Claim, provided that Indemnitee shall have the right to participate in, and, to the extent Indemnitor so desires, to assume the defense thereof with counsel mutually and reasonably satisfactory to the Parties. The obligations of this Article 11 shall not apply to amounts paid in settlement of any Claims of Third Party if such settlement is effected without the consent of Indemnitor, which consent shall not be withheld, conditioned or delayed unreasonably. The failure to deliver written notice to Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Indemnitor of any obligation to Indemnitee under this Article 11 to the extent such Indemnitor was so prejudiced. Indemnitee, its or their employees and agents, shall reasonably cooperate with Indemnitor and its legal representatives in the investigation of any Claim covered by this Article 11. If the Parties cannot agree as to the application of Section 11.1 or 11.2 as to any Claim, the Parties may conduct separate defenses of such Claim, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 11.1 or 11.2 upon resolution of the underlying Claim.

11.4 Insurance Proceeds. Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnitee; provided, however, that if, following the payment to the Indemnitee of any amount under this Article 11, such Indemnitee recovers any insurance proceeds in respect of the Claim for which such indemnification payment was made, the Indemnitee shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnitor.

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11.5 Insurance. Each Party shall procure and maintain insurance policies underwritten by a reputable insurance company or self-insurance, including clinical trial and product liability insurance, and providing adequate coverage for its respective obligations and activities hereunder. Notwithstanding the foregoing, Licensee and its Affiliates shall procure or maintain policies of insurance for comprehensive general liability, clinical trials and products liability coverage in a minimum amount of US $*** with respect to Licensee’s performance under this Agreement.

11.6 Limitation of Liability. LICENSOR SHALL NOT BE LIABLE TO LICENSEE AND LICENSEE SHALL NOT BE LIABLE TO LICENSOR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, SPECIAL OR INDIRECT DAMAGES, INCLUDING LOSS OF ANTICIPATED PROFITS, EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 11. ***.

ARTICLE 12—DISPUTE RESOLUTION

12.1 Dispute Resolution Philosophy and Process. Any dispute that may arise between Licensor and Licensee relating to the terms of this Agreement or the activities of the Parties shall be referred to (i) an officer of Licensee and (ii) an officer of each of Lonza and BioWa (collectively, the “Management Representatives”), who shall attempt in good faith to achieve a resolution of such dispute. If such Management Representatives are unable to resolve such a dispute within *** (***) Business Days of the first presentation of such dispute to such Management Representatives, such dispute shall be referred to an appropriately senior officer of each of Lonza and BioWa and the an appropriately senior officer of Licensee (or their respective designees) who shall use their good faith efforts to mutually agree upon the proper course of action to resolve the dispute. If any dispute is not resolved by these individuals (or their designees) within *** (***) Business Days after such dispute is referred to them, or such longer period as they may mutually agree, then Licensee or Licensor shall have the right to pursue the dispute resolution mechanism provided in Section 12.2.

12.2 International Court of Arbitration. Any dispute that may arise between Licensor and Licensee relating to the terms of this Agreement or the activities of the Parties that is not resolved pursuant to Section 12.1 shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”). The arbitration will be held in ***, before a single arbitrator knowledgeable in biotechnology-related matters and familiar with the biotechnology industry, selected in accordance with the rules and regulations of the ICC. The arbitration will be conducted in the English language and in accordance with the rules and regulations promulgated by the ICC, unless specifically modified in this Agreement. The arbitration must commence within *** (***)

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days of the date on which the arbitrator is selected. The arbitrator will have the power to order the production of documents by each Party and any Third Party witnesses; however, the arbitrator will not have the power to order ***. Each Party must provide to the other, no later than *** (***) business days before the date of arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party’s witness or expert. The arbitrator’s decision and award will be made and delivered as soon as reasonably possible and in any case within *** (***) months of the selection of the arbitrator. The arbitrator’s decision must set forth a reasoned basis for any award of damages or finding of liability. The arbitrator will not have power to award damages in excess of actual compensatory damages unless expressly authorized by this Agreement and may not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement. The Parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally the costs of the arbitration, except as otherwise provided herein. Any Party refusing to comply with an order of the arbitrator will be liable for costs and expenses, including attorneys’ fees, incurred by the other Parties in enforcing the award. Notwithstanding the foregoing to the contrary, in the case of temporary or preliminary injunctive relief, any Party may proceed in court without prior arbitration for the purpose of avoiding immediate and irreparable harm. The provisions of this Section will be enforceable in any court of competent jurisdiction.

12.3 No Limitation. Notwithstanding the foregoing, nothing in this Agreement shall be construed as limiting in any way the right of a Party to immediately seek temporary or preliminary injunctive relief from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement.

ARTICLE 13—MISCELLANEOUS PROVISIONS

13.1 Advice of Counsel. Licensee and Licensor have consulted counsel of their choice regarding this Agreement and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and shall be construed accordingly.

13.2 Assignment. Licensee shall not assign this Agreement without the prior written consent of Licensor, except that Licensee may assign this Agreement without consent to an Affiliate, or to a successor to all or substantially all of its business or assets to which this Agreement relates. No assignment shall relieve the assignor of its obligations which accrued prior to the date of assignment. If any permitted assignment by Licensee would result in withholding or other similar taxes becoming due on payments to Licensor under this Agreement, Licensee shall be responsible for all such taxes and the amount of such taxes shall not be withheld or otherwise deducted from the amounts payable to Licensor. If, in such event, Licensor actually reduces the amount of income tax paid by it as a result of using a credit for the amount of such withholding or similar taxes paid by Licensee, then Licensor shall promptly refund to Licensee the amount of such reduction in income tax resulting from the use of such credit. If any permitted assignment by

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Licensor would result in withholding or other similar taxes becoming due on payments to Licensor, Licensee may withhold such taxes for the account of Licensor to the extent required by law and treaty; Licensee will promptly provide Licensor with receipts from taxing authorities evidencing payment of all amounts withheld.

13.3 Binding Effect. This Agreement, the rights granted and obligations assumed hereunder shall be binding upon and shall inure to the benefit of Licensee, Licensor and their respective successors and permitted assigns.

13.4 Counterparts. This Agreement may be executed in counterparts, or facsimile versions, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.

13.5 Entire Agreement. This Agreement and the exhibits and schedules hereto and thereto, constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and thereof, and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.

13.6 Force Majeure. The failure of Licensor or Licensee to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of that Party shall not be deemed to be a material breach of this Agreement, but shall be excused to the extent and for the duration of such cause, and that Party shall provide the other Parties with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and shall use commercially reasonable efforts to avoid or remove such cause, and shall perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than *** (***) days, the ***.

13.7 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement. The Parties shall cooperate and use commercially reasonable efforts to make all other registrations, filings, and applications, to give all notices, and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits, and waivers, if any, and to do all other things necessary or desirable for the consummation of this Agreement.

13.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of principles of conflicts of law.

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13.9 Interpretation. The captions and headings in this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any provisions of this Agreement. Unless specified to the contrary, references to an Article, a Section or an Exhibit mean the particular Article, Section or Exhibit to this Agreement and references to this Agreement include all Exhibits hereto. Unless the context otherwise clearly requires, whenever used in this Agreement: (i) the words “include” or “including” shall be construed to have the inclusive meaning frequently identified with the phrase “including but not limited to” or “including without limitation;” (ii) the word “day” or “year” means a calendar day or year; (iii) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (iv) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (v) the word “or” shall be construed to have the inclusive meaning identified with the phrase “and/or;”(vi) words of any gender include the other gender; (vii) references to the plural shall be deemed to include the singular and the plural, the part and the whole; and (viii) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof.

13.10 No Implied Licenses to Use of Name or Trademark. Except as otherwise specifically provided in Section 8.5, no right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trademark of any other Party.

13.11 Independent Contractors. Each Party is an independent contractor under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute Licensee or Licensor as partners or joint venturers with respect to this Agreement. No Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party, or to bind any other Party to any other contract, agreement or undertaking with any Third Party or Affiliate.

13.12 Notices and Deliveries. Any formal notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing in English and shall be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile with contemporaneous confirmation by mail, delivered by certified mail (or its equivalent), or delivered by courier service (receipt required), to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties.

If to Licensor:	With a copy to:

BioWa, Inc.	Alfred W. Zaher, Esq.
212 Carnegie Center, Suite 101	Blank Rome LLP
Princeton NJ 08540, USA	130 North 18th Street
Attn: Yasunori Yamaguchi, Ph.D., President and CEO	Philadelphia, PA 19103
Fax: ***	Fax: ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL	Execution Copy

And	With a copy to:

Lonza Sales AG	Lonza Biologics Plc
Munchensteinerstrasse 38	228 Bath Road
Basel	Slough, SL1 4DX
CH-4002, Switzerland	United Kingdom
Attn: General Counsel	Attn: Company Secretary
Fax: +41 61 316 91 11	Fax: +44 1753 777 001

If to Licensee:	With a copy to:

Five Prime Therapeutics, Inc.	Five Prime Therapeutics, Inc.
Two Corporate Drive South San Francisco, CA 94080	Two Corporate Drive South San Francisco, CA 94080
Attn: Business Development Fax: 415-365-5601	Attn: General Counsel Fax: ***

13.13 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, so long as the Agreement otherwise continues to provide the Parties with materially the same benefits. If, without said voided provision, the Parties are unable to realize materially the same benefits, the Parties shall negotiate in good faith to amend this Agreement to reestablish (to the extent legally permissible) the benefits as provided the Parties under this Agreement on the Effective Date.

13.14 Amendments. No modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

13.15 Waiver. The waiver by any Party of any right hereunder, or of any failure of any other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of any other Party whether of a similar nature or otherwise.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL	Execution Copy

13.16 Exhibits. The exhibits attached to this Agreement shall form an integral part hereof. In the event of any inconsistency between this Agreement and any exhibit, this Agreement shall prevail.

13.17 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under section 365(n) of the Bankruptcy Code.

(signature page follows)

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL	Execution Copy

IN WITNESS WHEREOF, the Parties have put their names and affixed their seals or executed this Agreement and each Party shall have one (1) copy.

LONZA SALES AG		BIOWA, INC.

By:	/s/ Gerry Kennedy	By:	/s/ Yasunori Yamaguchi
Name:	Gerry Kennedy	Name:	Yasunori Yamaguchi
Title:	Authorised Signatory	Title:	President and CEO

LONZA SALES AG

By:	/s/ Una Hillery
Name:	Una Hillery
Title:	Authorised Signatory

FIVE PRIME THERAPEUTICS, INC.

By:	/s/ Lewis T. Williams, MD, PhD
Name:	Lewis T. Williams, MD, PhD
Title:	President and Chief Executive Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL	Execution Copy

EXHIBIT 1

LICENSOR PATENTS

Title	Country	Application No.	Publication No.	Filing Date (y/m/d)	Patent No.	Issue Date

***

*** INDICATES TWO PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 1-1

CONFIDENTIAL	Execution Copy

EXHIBIT 2

PROGRESS REPORT

***

*** INDICATES THREE PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 2-1

CONFIDENTIAL	Execution Copy

EXHIBIT 3

TRANSFECTION SUPPLEMENTS

***

*** INDICATES ONE PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 3-1